UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 1, 2007

Date of Report (Date of earliest event reported)
Salton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19557	36-3777824

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1955 W. Field Court, Lake Forest, Illinois 60045

(Address of principal executive offices)      (Zip Code)
(847) 803-4600

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     As previously disclosed, Salton, Inc. (the “Company”) has been subject to monitoring by the New York Stock Exchange for compliance with its continued listing standards. On August 1, 2007, the Company received notice from the NYSE that trading in the Company’s common stock will be suspended prior to the opening of business on Monday, August 6, 2007 and that the Company’s common stock will be delisted. The Company does not intend to appeal this notice of delisting.
     On August 1, 2007, the NYSE issued a press release stating, among other things, that it had determined to suspend trading in the Company’s common stock and that application to the Securities and Exchange Commission to delist the Company’s common stock from the NYSE is pending the completion of applicable procedures. The NYSE press release indicates that the decision to suspend the Company’s common stock was reached in view of the fact that the Company has fallen below the NYSE’s continued listing standard regarding average global market capitalization over a consecutive 30 trading day period of not less than $25 million, which is the minimum threshold for listing. The NYSE press release also noted that the Company had also previously fallen below the NYSE’s continued listing standard regarding average global market capitalization over a consecutive 30 trading day period of not less than $75 million and total stockholders’ equity of not less than $75 million and was operating pursuant to an NYSE approved plan, which involved its contemplated merger transaction with APN Holding Company, Inc., the parent company of Applica Incorporated. As previously disclosed, APN Holdco delivered a notice of termination of the merger transaction to the Company on July 31, 2007.
     The Company is examining other trading alternatives for its common stock, including the OTC Bulletin Board, to be effective following its delisting from the NYSE. The Company currently expects its common stock to be quoted on the OTC Bulletin Board following delisting. The Company cannot, however, provide any assurance that its common stock will be quoted on the OTC Bulletin Board, or on any other quotation service, following the delisting from the NYSE.
Cautionary Statement Regarding Forward-Looking Statements
     The statements contained in this report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salton undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are fluctuating market conditions and the ability of the Company to facilitate trading of its common stock on an alternative market or quotation service on a timely basis or at all. Further information on these and other important risks and uncertainties is provided under Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which is incorporated herein by reference, and in reports that the Company files or furnishes with the SEC.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 1, 2007

SALTON, INC.
/s/ WILLIAM LUTZ
William Lutz
Chief Financial Officer